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April 8, 2015

VIA EDGAR AND HAND DELIVERY

Mr. Jeffrey P. Riedler

Assistant Director

U.S. Securities and Exchange Commission

Division of Corporation Finance

100 F Street, N.E.

Mail Stop 3720

Washington, D.C. 20549

Re:	Seres Health, Inc. Registration Statement on Form S-1 (CIK No. 0001609809)

Dear Mr. Riedler:

On behalf of Seres Health, Inc., a Delaware corporation (the “Company”), we are transmitting this letter in response to comments received from the staff (the “Staff”) of the Securities and Exchange Commission (the “Commission”) by letter dated February 9, 2015 with respect to the Company’s Registration Statement on Form S-1 (the “Registration Statement”). This letter is being submitted together with Amendment No. 2 (“Amendment No. 2”) to the Registration Statement, which has been revised to address various of the Staff’s comments. The bold and numbered paragraphs below correspond to the numbered paragraphs in the Staff’s letter and are followed by the Company’s responses. For the Staff’s convenience, we are also sending, by courier, copies of this letter and marked copies of Amendment No. 2 that reflect changes made to the Registration Statement.

Use of Proceeds, page 54

1.	We note your revised disclosure in response to our prior comment 8. Item 504 of Regulation S-K requires disclosure of the approximate amount intended to be used for each specific purposes identified for the use of proceeds. We understand that the development of product candidates is subject to uncertainty, but that does not relieve you of your obligation to provide investors with your best estimate, based on reasonable assumptions, of the manner in which you will allocate investors’ funds. Please revise your disclosure to indicate how you will allocate the proceeds from the offering to develop each of your most-advanced product candidates after SER-109.

Response: In response to the Staff’s comment, the Company has revised the disclosure on page 54 of Amendment No. 2.

April 8, 2015

2.	We note your revised disclosure in response to our prior comment 9. Although your disclosure indicates that additional funding beyond the offering proceeds will be necessary to complete development of SER-262, SER-155, and SER-301, it does not indicate how far in the clinical development process you expect the proceeds from the offering will enable you to reach with respect to each of these product candidates. Please revise your disclosure accordingly to provide this information.

Response: In response to the Staff’s comment, the Company has revised the disclosure on page 54 of Amendment No. 2.

Intellectual Property, page 104

3.	We note your response to our prior comment 17. Please expand your disclosure to indicate whether the patent application families described on pages 105 and 106 of the prospectus are expected to provide patent protection for SER-301. If any patent application families are expected to provide patent protection for SER-301, please identify the patent application.

Response: The Company acknowledges the Staff’s comment and respectfully advises the Staff that SER-109i, formerly named SER-301, is, at present, not sufficiently defined to allow the Company to determine whether SER-109i will be covered by any members of the Company’s existing patent portfolio.

If you have any questions regarding the foregoing responses or the enclosed Amendment No. 2, please do not hesitate to contact me by telephone at (617) 948-6060.

Very truly yours,

/s/ Peter N. Handrinos

Peter N. Handrinos of LATHAM & WATKINS LLP

cc:	Roger J. Pomerantz, M.D., Seres Health, Inc.